                                                                     Exhibit 1.1

                               bamboo.com, Inc.

                               4,600,000 Shares /1/

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------


August 16, 1999

PRUDENTIAL SECURITIES INCORPORATED
DAIN RAUSCHER WESSELS, a division of
 Dain Rauscher Incorporated
VOLPE BROWN WHELAN & COMPANY
E*OFFERING CORP.
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Ladies and Gentlemen:

     Each of bamboo.com, Inc., a Delaware corporation (the "Company"), the stockholders of the Company named in Schedule 3 hereto (collectively, "Selling Securityholders") including Kevin B. McCurdy and Howard Field (collectively, the " Principal Selling Securityholders"), hereby confirms its agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

1.    Securities.  Subject to the terms and conditions herein contained, the
      ----------
Company proposes to issue and sell to the several Underwriters an aggregate of 4,000,000 shares (the "Firm Securities") of the Company's Common Stock, par value $0.001 per share ("Common Stock"). The Company and the Selling Securityholders also propose to issue and sell to the several Underwriters not more than 600,000 additional shares of Common Stock if requested by the Representatives as provided in Section 4 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities," and the Firm

-------------------------------
/1/ Plus an option to purchase from bamboo.com, Inc. and the Selling Securityholders up to 600,000 additional shares to cover over-allotments.

Securities and any Option Securities are collectively referred to herein as the "Securities."

2.    Representations and Warranties of the Company and the Principal Selling
      -----------------------------------------------------------------------
Securityholders.   Each of the Company and the Principal Selling Securityholders
----------------
represents and warrants to, and agrees with, each of the several Underwriters that:

(a) A registration statement on Form S-1 (File No. 333-80639) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement has been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it has been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it has been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with any such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:
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      (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule
      424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

      (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

      (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

(b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it
(i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

(c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

(d) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole ("Material Adverse Change").

(e) The Amalgamation Agreement, dated as of December 31, 1998 between Jutvision Corporation, an Ontario, Canada corporation and a subsidiary of the Company, Jutvision Canada, Inc., now known as bamboo Canada Inc. ("bamboo Canada"), an Ontario, Canada corporation (the "Amalgamation Agreement"), was appended to and formed part of the Certificate of Amalgamation dated January 1, 1999 which caused the amalgamation of Jutvision Corporation, with and into bamboo Canada. The Amalgamation Agreement has been duly authorized, executed and delivered by each of Jutvision Corporation and bamboo Canada and is a valid and binding agreement of Jutvision Corporation and bamboo Canada, enforceable against each in accordance with its terms and conforms to the description thereof in the Prospectus.

(f) The Amended and Restated Conversion and Pairing Agreement, dated as of June 7, 1999, entered into between the Company and bamboo Canada (the "Conversion and Pairing Agreement"), has been duly authorized, executed and delivered by each of the Company and bamboo Canada and is a valid and binding agreement of the Company and bamboo Canada, enforceable against each in accordance with its terms and conforms to the description thereof in the Prospectus.

(g) The Company and each of its subsidiaries had all requisite corporate power and corporate authority to execute and deliver the Amalgamation Agreement and to consummate the transactions contemplated thereby.

(h) All consents, approvals and authorizations of and filings with any governmental entity with respect to any applicable laws required on the part of the Company or any of its subsidiaries in connection with the valid execution and delivery of the Amalgamation Agreement, or the consummation of the transaction contemplated thereby, have been obtained or made.

(i) Neither the performance, execution and delivery of the Amalgamation Agreement by the Company or any of its subsidiaries, nor the consummation by the Company and its subsidiaries of the transactions contemplated thereby, nor compliance by the Company and its subsidiaries with any of the provisions thereof, will result in any of the following: (a) a violation of the restated certificate of incorporation or bylaws of the Company or its subsidiaries, (b) a default or event that, with the notice or lapse of time, or both would constitute a default, breach or violation of any material contracts of the Company, (c) an event that would permit any person or entity to terminate any material contract of the Company or to accelerate the maturity of any obligation of the Company or its subsidiaries, (d) a violation or breach of any applicable laws, or (e) a violation of any judicial order to which the Company or any of its subsidiaries is a party.

(j) The Class B common stock conforms to the description thereof in all material respects under the heading "Description of Capital Stock - Class B Common Stock."

(k) The Company and each of its subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

(l) The issued shares of capital stock of bamboo Canada have been duly authorized and are validly issued, fully paid and nonassessable and, are owned beneficially and of record, by the Company free and clear of any security interests, liens, encumbrances, equities or claims, except for 7,421,538 Series C Convertible Preferred Shares of bamboo Canada, which convert at the option of the holder thereof into 7,421,538 shares of Common Stock of the Company.

(m) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization," and, after giving effect to the offering will be as set forth under the column "Pro Forma As Adjusted" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of options or warrants referred to in the Prospectus). All of the issued shares of capital stock of the Company and its subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable; none of the outstanding shares of capital stock of the Company or its subsidiaries was issued in violation of the preemptive or other similar rights of any security holder of the Company. The shares of issued and outstanding capital stock of the Company and its subsidiaries have been issued in compliance, with all federal and state securities laws, and Canadian laws; and no preemptive rights of, or rights of refusal in favor of, stockholders exist with respect to the Common Stock, or the issue and sale thereof, pursuant to the restated certificate of incorporation or bylaws of the Company, and there are no contractual or statutory preemptive rights that have not been waived, rights of first refusal or rights of co-sale which exist with respect to the issue and sale of the Common Stock; except as described in the Prospectus, there are no outstanding options, warrants or other rights to purchase, agreements to issue or other rights to convert any obligations into shares of capital stock of the Company or any of its subsidiaries.

(n) The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this agreement.

(o) The capital stock of the Company and its subsidiaries conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

(p) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

(q) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The financial data set forth under the caption "Summary Consolidated Financial Data," "Capitalization" and "Selected Consolidated Financial Data" in the Prospectus (or, if the Prospectus is not in exis-tence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

(r) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

(s) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

(t) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective assets, technologies or properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

(u) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidi-aries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

(v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any Material Adverse Change, or any development involving a prospective Material Adverse Change.

(w) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or
(ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(x) The Company has not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act.

(y) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; (3) the Company has not purchased any of the outstanding capital stock of its subsidiaries, nor declared, paid or otherwise made any dividend or distribution of any kind on such capital stock and (4) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(z) The Company and each of its subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(aa) Except as described in the Prospectus, no labor dispute with the employees of the Company or any of its subsidiaries exists or is threatened that would result in a Material Adverse Change.

(bb) The Company and its subsidiaries own or possess, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

(cc) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not cause a Material Adverse Change. The officers and directors of the Company and bamboo Canada are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for officers and directors liability insurance of a public company and as would cover claims which could be made in connection with the issuance of the Securities; and the Company has no reason to believe that it will not be able to renew its existing directors and officers liability insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to cover its officers and directors.

(dd) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(ee) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

(ff) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company to become an investment company subject to registration under such Act.

(gg) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not result in a Material Adverse Change) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(hh) Neither the Company nor any of its subsidiaries is in violation of any applicable federal, provincial or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Change.

(ii) The statistical and market-related data included in the Registration Statement and the Prospectus are derived from sources which the Company reasonably and in good faith believes to be accurate, reasonable and reliable; such data agrees in all material respects with the sources from which they were derived, and to the Company's knowledge, such data reasonably describes the markets or industries in which the Company conducts or proposes to conduct its business.

(jj) Except for the shares of capital stock of each of the subsidiaries owned by the Company and such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(kk) The Shares have been duly authorized for listing on the Nasdaq National Market, subject to official notice of issuance.

(ll) There are no holders of securities of the Company, who, by reason of the filing of the Registration Statement, have the right (and have not waived such right) to request the Company to register under the Act, or to include in the Registration Statement, securities held by them.

(mm) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(nn) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound.

(oo) Except as disclosed in the Prospectus or except as not reasonably required to be disclosed in the Prospectus, there are no outstanding loans, advances, or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them.

(pp) The execution and delivery of the Amendment to Joint Services Agreement, Warrant and Option Agreement, entered into between the Company, RealSelect, Inc. and HomeStore.com, Inc. has been duly authorized by the Company, and is a valid and binding agreement of each party, enforceable against each party in accordance with its terms canceling and terminating the terms of the Option Agreement previously entered into between the Company and RealSelect, Inc.

(qq) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

3.   Representations and Warranties of the Selling Securityholders.  Each
     --------------------------------------------------------------
Selling Securityholder represents and warrants to, and agrees with, each of the several Underwriters that:

(a) Such Selling Securityholder has full power to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Securityholder hereunder in accordance with the terms of this Agreement; and this Agreement has been duly executed and delivered by such Selling Securityholder.

(b) Such Selling Securityholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Securityholder, the "Power-of-Attorney" and the "Custody Agreement", respectively), each in the form heretofore delivered to the Representatives, appointing Kevin B. McCurdy, Leonard B. McCurdy, Randall I. Bresee, Hunter Farrell and Mario Rosati as such Selling Securityholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Securityholder and appointing Norwest Bank Minnesota, N.A., as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Securityholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Securityholder has full power to enter into the Custody Agreement and the Power-of-Attorney and to perform its obligations under the Custody Agreement. The Custody Agreement and the Power-of-Attorney have been duly executed and delivered by such Selling Securityholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Securityholder. Such Selling Securityholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including such Selling Securityholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Securityholder, by operation of law or otherwise, whether in the case of any individual Selling Securityholder by the death or incapacity of such Selling Securityholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Securityholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Securityholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Securityholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

(c) Such Selling Securityholder is the lawful owner of the Securities to be sold by such Selling Securityholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Securityholder will convey good and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

(d) Such Selling Securityholder has not, directly or indirectly, (i) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

(e) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Securityholder specifically for use therein, such Preliminary Prospectus did, and the Registration Statement and the Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the respective rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Such Selling Securityholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding such Selling Securityholder set forth therein under the caption "Principal and Selling Securityholders" is complete and accurate.

(f) The sale by such Selling Securityholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(g) The sale of the Securities to the Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the

Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other material agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Security holder.

(h) Such Selling Securityholder will deliver to the Representatives no later than the third business day prior to the Option Closing Date a properly completed and executed U.S. Treasury Department Form W-9 (or Form W-8 for non-U.S. residents).

4.   Purchase, Sale and Delivery of the Securities.
     ---------------------------------------------

(a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $_____ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Palo Alto, California 94301, at 9:30 A.M., New York time, on __________, 1999, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 11 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

(b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company and the Selling Securityholders hereby grant to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 4. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within (thirty) days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company and the Selling Securityholders setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Company may agree upon or as the Representatives may determine pursuant to Section 11 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. The obligation of each Underwriter to the Company and each of the Selling Securityholders shall be to purchase from the Company and the Selling Securityholders that number of shares of the Option Securities which represents the same proportion of the total number of shares of the Option Securities to be sold by each of the Company and the Selling Securityholders pursuant to this Agreement as the number of shares of the Option Securities set forth opposite the name of such Underwriter in Schedule I hereto represents of the total number of shares of Option Securities to be purchased by all Underwriters pursuant to this Agreement, as adjusted by you in such manner as you deem advisable to avoid fractional shares. If the option is exercised as to a portion of the Option Securities, the obligation of each Underwriter shall be to purchase such Option Securities from the Company, and any remaining portion shall be purchased from the Selling Securityholders in that number of shares which represents the same proportion of the total number of shares of the Option Securities to be sold by the Selling Securityholders pursuant to this Agreement as the number of shares of the Option Securities set forth opposite the name of each such Selling Securityholder in Schedule 3. In entering into this Agreement, each Underwriter is contracting severally and not jointly; except as provided in Section 11, the agreement of each Underwriter is to purchase only the respective number of shares of the Option Securities as specified in Schedule 1. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 4, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

(c) Each of the Company and the Selling Securityholders hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Shares does not constitute closing of a purchase and sale of the Shares. Only execution and delivery of a receipt for Shares by the Underwriters indicates completion of the closing of a purchase of the Shares from the Company and the Selling Securityholders . Furthermore, in the event that the Underwriters wire funds to the Company or the Selling Securityholders prior to the completion of the closing of a purchase of Shares, each of the Company and the Selling Securityholders hereby acknowledges that until the Underwriters execute and deliver a receipt for the Shares, by facsimile or otherwise, the Company or the Selling Securityholder, as the case may be, will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Shares is not completed and the Wired Funds are not returned by the Company or the Selling Securityholders to the Underwriters on the same day the Wired Funds were received by such party, such party agrees to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

(d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

5.   Offering by the Underwriters.  Upon your authorization of the release of
     -----------------------------
the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

6.   Covenants of the Company. The Company covenants and agrees with each of the
     -------------------------
Underwriters that:

(a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

(b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

(c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall
            --------  -------
not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

(d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 6(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

(e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

(f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

(g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

(h) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for shares of Common Stock for a period of 180 days from the date of the Prospectus, except pursuant to this Agreement and except for issuances pursuant to the existing employee benefit plans or stock option plans of the Company outstanding on the date hereof or pursuant to the terms of convertible securities of the Company or its subsidiaries outstanding on the date hereof, in each case as described in the Prospectus.

(i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(j) The Company will obtain the agreements described in 9(g) hereof prior to the Firm Closing Date.

(k) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event neces-sitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

(l) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

(m) The Company will cause the Securities to be duly included for quotation on The Nasdaq Stock Market's National Market (the "Nasdaq National Market") prior to the Firm Closing Date. The Company will ensure that the Securities remain included for quotation on the Nasdaq National Market following the Firm Closing Date.

(n) The Company will promptly redeem each share of Class B common stock prior to and upon the effectiveness of the conversion of each of the Series C Convertible Preferred Shares of bamboo Canada into shares of Common Stock of the Company in accordance with the terms of the Conversion and Pairing Agreement and their respective charters.

7.   Covenants of the Selling Securityholders.  Each of the Selling
     ----------------------------------------
Securityholders covenants and agrees with each of the Underwriters that:

(a) Each Selling Securityholder will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Securities legally or beneficially owned by such Selling Securityholder or any securities convertible into, or exchangeable or exercisable for, Securities for a period of 180 days after the date hereof.

(b) Such Selling Securityholder will not, directly or indirectly, (i) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii)

(A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

8.   Expenses.  The Company will pay all costs and expenses incident to the
     --------
performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 13 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities and the fees of underwriter's counsel incurred in connection with the review of the Offering by the NASD, (vii) any quotation of the Securities on the Nasdaq National Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters).

          If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 9 hereof is not satisfied, because this Agreement is terminated pursuant to Section 13 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

9.   Conditions of the Underwriters' Obligations.  The obligations of the
     -------------------------------------------
several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

(a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to in writing by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

(b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Wilson, Sonsini, Goodrich & Rosati, a professional corporation, counsel for the Company, to the effect that:

       (i) the Company and each of its subsidiaries listed in Exhibit 22 to the Registration Statement (the "Subsidiaries") have been duly incorporated or amalgamated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation or amalgamation and are duly qualified to transact business as foreign corporations and are in good standing un-der the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Change.

       (ii) the Conversion and Pairing Agreement, entered into between the Company and bamboo Canada (the "Conversion and Pairing Agreement"), has been duly authorized, executed and delivered by (the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms and conforms to the description thereof in the Prospectus;

       (iii) the Class B common stock conforms to the description thereof in all material respects under the heading "Description of Capital Stock - Class B Common Stock; "

       (iv) the Company and each of its subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to consummate the transactions contemplated thereby;

       (v) the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization," and, after giving effect to the offering will be set forth under the column "Pro Forma As Adjusted" under the caption "Capitalization" (except for subsequent issuances, if any pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of options referred to in the Prospectus). All of the issued shares of capital stock of the Company and its subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable; to our knowledge none of the outstanding shares of capital stock of the Company or its subsidiaries was issued in violation of the preemptive or other similar rights of any security holder of the Company. To our knowledge, no preemptive rights of, or rights of refusal in favor of, stockholders exist with respect to the Common Stock, or the issue and sale thereof, pursuant to the restated certificate of incorporation or bylaws of the Company, and there are no contractual or statutory preemptive rights that have not been waived, rights of first refusal or rights of co-sale which exist with respect to the issue and sale of the Common Stock; except as described in the Prospectus, there are no outstanding options, warrants or other rights to purchase, agreements to issue or other rights to convert any obligations into shares of capital stock of the Company or any of its subsidiaries;

       (vi) the Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. To our knowledge, no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and other than as described in the Prospectus no holder of securities of the Company has any right (other than rights which have been waived) to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this agreement;

       (vii) the statements set forth (A) under the heading "Description of Capital Stock," "Certain Transactions," and "Management" in the Prospectus and (B) in the Registration Statement under Item 14, insofar as such statements constitute matters of law, summaries of legal matters, the Company's charters and by-laws or legal proceedings, or legal conclusions, have been reviewed by us and are complete in all material respects;

       (viii) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

       (ix) (A) to our knowledge, no legal or governmental proceedings are pending to which the Company or any of the subsidiaries is a party or to which the property of the Company or any of the subsidiaries is subject, which if determined adversely to the Company or its subsidiary would result in a Material Adverse Change and, to our knowledge of such counsel, no such proceedings have been threatened against the Company or any of the subsidiaries or with re-spect to any of their respective properties and (B) we do not know of any contract or other document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

       (x) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement included as an exhibit to the registration statement, or the charter documents or by-laws of the Company or any of the subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or subsidiaries;

       (xi) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and to our knowledge no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted;

       (xii) the Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder; and

       (xiii) if the Company elects to rely on Rule 434, the Prospectus is not "materially different", as such term is used in Rule

       434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A).

     Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date and the date of such opinion, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters upon the opinion of Beard, Winter, Canadian counsel. The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinion of Canadian counsel, and copies of such opinion shall be delivered to the Representatives and counsel for the Underwriters.

     References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

(c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Beard, Winter, Canadian counsel for the Company, to the effect that:

       (i) the Amalgamation Agreement, dated as of December 31, 1998 between Jutvision Corporation, an Ontario, Canada corporation, and a subsidiary of the Company, Jutvision Canada, Inc., now known as bamboo.com Canada, Inc. ("bamboo Canada"), an Ontario, Canada corporation (the "Amalgamation Agreement"), was appended to and formed part of the Certificate of Amalgamation dated January 1, 1999 which caused the amalgamation of Jutvision Corporation, with and into bamboo Canada. The Amalgamation Agreement has been duly authorized, executed and delivered by each of Jutvision Corporation and bamboo Canada and is a valid and binding agreement of Jutvision Corporation and bamboo Canada, enforceable against each in accordance with its terms and conforms to the description thereof in the Prospectus;

       (ii) bamboo Canada and Jutvision Corporation had all requisite corporate power and corporate authority to execute and deliver the Amalgamation Agreement and to consummate the transactions contemplated thereby;

       (iii) all consents, approvals and authorizations of and filings with any governmental entity with respect to any applicable laws required on the part of the Company or any of its subsidiaries in connection with the valid execution and delivery of the Amalgamation Agreement, or the consummation of the transaction contemplated thereby, have been obtained or made;

       (iv) neither the performance, execution and delivery of the Amalgamation Agreement, nor the consummation of the transactions contemplated thereby, nor compliance by the Company and its subsidiaries with any of the provisions thereof, will result in any of the following:
       (a) a violation of the restated certificate of incorporation or bylaws of the Company or its subsidiaries, (b) a default or event that, with the notice or lapse of time, or both would constitute a default, breach or violation of any material contracts, (c) an event that would permit any person or entity to terminate any material contract or to accelerate the maturity of any obligation of the Company or its subsidiaries, (d) a violation or breach of any applicable laws, or (e) a violation of any judicial order to which the Company or any of its subsidiaries are a party;

       (v) the issued shares of capital stock of bamboo Canada have been duly authorized and validly issued, are fully paid and nonassessable and, are owned beneficially and of record, by the Company free and clear of any security interests, liens, encumbrances, equities or claims, except for 7,421,538 of Series C Convertible Preferred Shares of bamboo Canada, which convert at the option of the holder thereof into 7,421,538 shares of Common Stock of the Company;

     Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

(d) The Representatives shall have received an opinion, dated the Firm Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Suite 220, Palo Alto, CA 94301, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters of law upon the opinion of Canadian counsel referred to in paragraph (b) above.

(e) The Selling Securityholders shall have furnished to the Representatives the opinion of Wilson, Sonsini, Goodrich and Rosati, a professional corporation, counsel for the Selling Securityholders, dated the Closing Date, to the effect that:

       (i) such Selling Securityholder has full power to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the Securities being sold by such Selling Securityholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by each Selling Securityholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of such Selling Securityholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

       (ii) the delivery by each Selling Securityholder to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Securityholder against payment therefor as provided herein, will convey good and valid title to such Securities to the several Underwriters, free and clear of all encumbrances, equities or claims;

       (iii) to our knowledge, the sale of the Securities to the Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument known to us to which such Selling Securityholder is a party or by which such Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder.

     In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of Beard, Winter, Canadian counsel. The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinion of Canadian counsel, and copies of such opinion shall be delivered to the Representatives and counsel for the Underwriters.

     References to the Registration Statement and the Prospectus in this paragraph (e) shall include any amendment or supplement thereto at the date of such opinion.

(f) The Representatives shall have received from PricewaterhouseCoopers LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

       (i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder;

       (ii) in their opinion, the audited consolidated financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

       (iii) on the basis of a reading of the latest available interim unaudited consolidated financial statements of the Company and its consolidated subsidiaries, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph
       (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

       (iv) the unaudited consolidated financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

       (v) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the June 30, 1999 unaudited consolidated balance sheet included in the Registration Statement and the

       Prospectus, or for the period from July 1, 1999 to __________________;

       (vi) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement and the Prospectus under the captions "Summary Consolidated Financial Date," "Capitalization," "Selected Financial Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and in Exhibit 11 to the Registration Statement, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

       (vii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statement.

     In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

(g) The Representatives shall have received a certificate, dated the Firm Closing Date, from Leonard B. McCurdy and Randall I. Bresee of the Company to the effect that:

       (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement as of its date, as of the time of its effectiveness and as of the Firm Closing Date, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus as of its date and as of the Firm Closing Date, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

       (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

       (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective Material Adverse Change.

(h) The Representatives shall have received a certificate from each Selling Securityholder, signed by such Selling Securityholder, dated the Option Closing Date, to the effect that:

       (i) the representations and warranties of such Selling Securityholder in this Agreement are true and correct as if made on and as of the Closing Date;

       (ii) to the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Securityholder specifically for use therein, the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

       (iii) such Selling Securityholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Closing Date.

(i) The Representative shall have received from each person who is a director or officer of the Company or who owns any securities of the Company or its subsidiaries an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock of itself or any subsidiary or file any registration statement under the 1933 Act with respect to any of the foregoing, except for filing a Registration Statement on Form S-8 to register shares of Common Stock for issuance under the Company stock option plan, for a period of 180 days from the date of the Prospectus, except pursuant to this Agreement and except for issuances pursuant to the existing employee benefit plans or stock option plans of the Company outstanding on the date hereof or pursuant to the terms of convertible securities of the Company outstanding on the date hereof, in each case pursuant to the plans described in the Prospectus.

(j) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

(k) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

10.    Indemnification and Contribution.
       ---------------------------------

(a) The Company and each Selling Securityholder, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act") against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under state law, common law, the Exchange Act, the Act, Canadian law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

       (i) any untrue statement or alleged untrue statement made by the Company or a Principal Selling Securityholder in Section 2 or the Selling Security holders in Section 3 of this Agreement; provided, however, that no indemnification agreement is made by the Selling Securityholders other than the Principal Selling Securityholders with respect to statements made in Section 2;

       (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment or supplement thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or a Selling Securityholder or based upon written information furnished by or on behalf of the Com-pany or a Selling Securityholder filed in any jurisdiction (foreign or domestic) in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each a "Application");

       (iii) the omission or alleged omission to state in the Registration Statement or any amendment or supplement thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading;

       (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company, including, without limitation, slides, videos, films, tape recordings, used in connection with the marketing of the Securities, including, without limitation, statements communicated to securities analysts employed by the Underwriters; or

       (v)    the Company's directed share program.

and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and each
                             -----------------
Selling Securityholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that the Company and each
                                  --------  --------
Selling Securityholder will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act and it shall have been determined by a final judgment of a court of competent jurisdiction that any Underwriter or any person controlling such Underwriter would not have incurred such loss, claim, damage or liability had the Prospectus (as amended or supplemented) been delivered or sent, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 6(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company and the Selling Securityholder may otherwise have. Neither the Company nor any Selling Securityholder will, without the prior written consent of the Representatives settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

(b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Securityholder and each person, if any, who controls the Company or such Selling Securityholder within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person of the Company or such Selling Securityholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person or such Selling Securi-tyholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 10, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both
       -----------------
the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 10, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any set-tlement of such action effected by such indemnified party without the consent of the indemnifying party.

(d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 10 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section II (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among

Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph
(d), each person, if any, who controls an Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

11.    Default of Underwriters.  If one or more Underwriters default in their
       -----------------------
obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 12 hereof. In the event of any default by one or more Underwriters as described in this Section 11, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 4 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 11. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

12.    Survival.  The respective representations, warranties, agreements,
       --------
covenants, indemnities and other statements of the Company, its officers and the several Un-derwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 10 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 2, 6,7 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

13.    Termination.
       -----------

(a) The Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

       (i) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries;

       (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market system;

       (iii) a banking moratorium shall have been declared by New York or United States authorities; or

       (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

(b) Termination of this Agreement pursuant to this Section 13 shall be without liability of any party to any other party except as provided in Section 12 hereof.

14.    Limitation of Liability.
       ------------------------

          The liability of each Selling Securityholder, including the Principal Selling Security holders, under Sections 2 and 10 shall not exceed an amount equal to the initial public offering price of the Option Securities sold by such Selling Securityholder to the Underwriters. The Underwriters shall seek indemnification or other remedies, to which they are entitled under Sections 2 and 10 first from the Company. If the Company does not respond to the Underwriters after 30 days, then the Underwriters may seek such indemnification or other remedies from the Selling Security holders. In the event that the Underwriters are unable (or believe that they will be unable to) obtain such indemnification or other remedies from the Company, the Underwriters may then seek indemnification or other remedies from the Selling Security holders.

15.    Information Supplied by Underwriters.  The statements set forth in the
       -------------------------------------
last paragraph on the front cover page and under, the tables below paragraphs 1 and 4, and paragraphs 2, 3, 8, 9, 11- 13, of the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 10 hereof. The Underwriters confirm that such statements (to such extent) are correct.

16.    Notices.  All communications hereunder shall be in writing and, if sent
       -------
to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Suite 220, Palo Alto, CA 94301, Attention: Gregory C. Smith, and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 124 University Avenue, Palo Alto, CA 94301, Attention: Randall I. Bresee; with a copy to Wilson, Sonsini, Goodrich & Rosati, a professional corporation, 650 Page Mill Road, Palo Alto, CA 94304,
Attention: Isaac J. Vaughn.

17.    Successors.  This Agreement shall inure to the benefit of and shall be
       ----------
binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 10 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 10 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

18.    Applicable Law.  The validity and interpretation of this Agreement, and
       --------------
the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

19.    Consent to Jurisdiction and Service of Process.  All judicial proceedings
       ----------------------------------------------
arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, each Selling Securityholder accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Selling Securityholder designates and appoints Kevin B. McCurdy, and such other persons as may hereafter be selected by such Selling Securityholder irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by such Selling Securityholder to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to each Selling Securityholder at its address provided in Section 15 hereof; provided, however, that, unless otherwise provided by
                      --------  -------
applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by any Selling Securityholder refuses to accept service, such Selling Securityholder hereby agrees that service of process sufficient for personal jurisdiction in any action against such Selling Securityholder in the State of New York may be made by registered or certified mail, return receipt requested, to such Selling Securityholder at its address provided in Section 15 hereof, and such Selling Securityholder hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against any Selling Securityholder in the courts of any other jurisdiction.

20.    Counterparts.  This Agreement may be executed in two or more
       ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                              Very truly yours,

                              bamboo.com, Inc.



                              By ________________________
                                         [Title]

PRINCIPAL SELLING SECURITYHOLDERS



By   ________________________
     Name:  Kevin B. McCurdy

By   ________________________
     Name: Howard Field


SELLING SECURITYHOLDERS



By   ________________________
     Attorney-in-Fact

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.



PRUDENTIAL SECURITIES INCORPORATED
DAIN RAUSCHER WESSELS, A Division of
Dain Rauscher Incorporated
VOLPE BROWN WHELAN & COMPANY
E*OFFERING CORP.



By PRUDENTIAL SECURITIES INCORPORATED


By _____________________
  Jean-Claude Canfin
  Managing Director

For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                                  UNDERWRITERS



Securities to                           Number of Firm
Underwriter                             be Purchased
-----------                             ------------



PRUDENTIAL SECURITIES INCORPORATED.......
DAIN RAUSCHER WESSELS, a division of
 Dain Rauscher Incorporated
VOLPE BROWN WHELAN & COMPANY
E*OFFERING CORP.



                                        _______________
                  Total ..............

                                   SCHEDULE 2

                                  SUBSIDIARIES



Name      Jurisdiction of Incorporation
----      -----------------------------

                                   SCHEDULE 3



Name                                Number of Shares to be Sold
---------------------------------------------------------------


bamboo.com, Inc.
Kevin B. McCurdy
Howard Field
Andrew P. Laszlo
Vestmark Limited